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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 30, 1997


                     Performance Technologies, Incorporated
             (Exact name of registrant as specified in its charter)


                 Delaware             0-27460             16-1158413
     (State or other jurisdiction    (Commission        (IRS Employer
          of incorporation)           File Number)      Identification No.)


   315 Science Parkway, Rochester, New York                   14620
   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (716) 256-0200



(Former name or former address, if changed since last report.)


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Item 5.        Other Events.

         On July 30, 1997, the Board of Directors of the Registrant declared a three-for-two stock split in the form of a stock dividend and distribution on shares of the Registrant's Common Stock, par value $.01 per share, payable on September 15, 1997 to stockholders of record on August 29, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PERFORMANCE TECHNOLOGIES, INCORPORATED


Date: July 30, 1997                 By:  /s/ Donald L. Turrell
                                        ----------------------
                                            Donald L. Turrell
                                       Chief Executive Officer



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                                INDEX TO EXHIBITS


(1)     Underwriting agreement

        Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

        Not Applicable.

(4) Instruments defining the rights of security holders, including indentures

        Not Applicable.

(16)    Letter re change in certifying accountant

        Not Applicable.

(17)    Letter re director resignation

        Not Applicable.

(21)    Other documents or statements to security holders

        Not Applicable.

(24)    Consents of experts and counsel

        Not Applicable.

(25)    Power of attorney

        Not Applicable.

(27)    Financial Data Schedule

        Not Applicable.

(99)    Additional Exhibits

        None.